                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                 FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                            DRUGABUSE SCIENCES, INC.
       -------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              California                                    94-3222724
  ------------------------------------             ----------------------------
(STATE OF INCORPORATION OR ORGANIZATION)                (I.R.S. Employer
                                                     Identification Number)

         1430 O'Brien Drive
       Menlo Park, California                                  94025
  ------------------------------------             ----------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)



If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box.


If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General
Instruction A(c)(2) please check the following box.


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:


     TITLE OF EACH CLASS                   NAME OF EACH EXCHANGE ON WHICH
     TO BE SO REGISTERED                   EACH CLASS IS TO BE REGISTERED


       Not Applicable                              Not Applicable
--------------------------------        -------------------------------------

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:


                     COMMON STOCK, $0.001 PAR VALUE
------------------------------------------------------------------------------
                           (TITLE OF CLASS)


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ITEM 1.     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.
            --------------------------------------------------------

          Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File No. 333-96049).

ITEM 2.     EXHIBITS.
            ---------

                EXHIBIT
                NUMBER          DESCRIPTION
                -------         -----------
                3.1             Amended and Restated Articles of Incorporation of Registrant, as
                                amended to date - incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1 (File No.
                                333-96049).

                3.2             Form of Amended and Restated Articles of Incorporation of
                                Registrant to be filed upon the closing of the Registrant's initial public offering - incorporated herein by reference to
                                Exhibit 3.2 to the Company's Registration Statement on Form S-1
                                (File No. 333-96049).

                3.3             Bylaws of Registrant - incorporated herein by reference to
                                Exhibit 3.3 to the Company's Registration Statement on Form S-1
                                (File No. 333-96049).

                3.4             Form of Amended and Restated Bylaws of Registrant to be
                                effective upon the closing of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.4 to the
                                Company's Registration Statement on Form S-1 (File No. 333-96049).


                                       2

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                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                        DRUGABUSE SCIENCES, INC.



Date:  March 28, 2000                   By:  /s/ Elizabeth M. Greetham
                                           -----------------------------------
                                           Elizabeth M. Greetham
                                           Senior Vice President, Business
                                           Development, Director and
                                           Chief Financial Officer

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                                   EXHIBITS
                                   --------


                EXHIBIT
                NUMBER          DESCRIPTION
                -------         -----------
                3.1             Amended and Restated Articles of Incorporation of Registrant, as
                                amended to date - incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1 (File No.
                                333-96049).

                3.2             Form of Amended and Restated Articles of Incorporation of
                                Registrant to be filed upon the closing of the Registrant's initial public offering - incorporated herein by reference to
                                Exhibit 3.2 to the Company's Registration Statement on Form S-1
                                (File No. 333-96049).

                3.3             Bylaws of Registrant - incorporated herein by reference to
                                Exhibit 3.3 to the Company's Registration Statement on Form S-1
                                (File No. 333-96049).

                3.4             Form of Amended and Restated Bylaws of Registrant to be effective upon the closing of the Registrant's initial public offering -
                                incorporated herein by reference to Exhibit 3.4 to the Company's
                                Registration Statement on Form S-1 (File No. 333-96049).